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                                                                   EXHIBIT 10.98

                                AMENDMENT NO. 27
                                     TO THE
                     POSTSCRIPT SOFTWARE DEVELOPMENT LICENSE
                            AND SUBLICENSE AGREEMENT
                                     BETWEEN
                           ADOBE SYSTEMS INCORPORATED
                                       AND
                          PEERLESS SYSTEMS CORPORATION

                        Effective as of November 1, 2005

      This Amendment No. 27 (the "Amendment") to the PostScript Software Development License and Sublicense Agreement dated July 23, 1999, as previously amended (the "Agreement"), is between Adobe Systems Incorporated, a Delaware corporation having a place of business at 345 Park Avenue, San Jose, CA 95110 ("Adobe") and Peerless Systems Corporation, a Delaware corporation having a place of business at 2381 Rosecrans Avenue, El Segundo, California 90245 ("Peerless").

The parties agree as follows:

1. Paragraph 1.40 (CPSI Software) of the Agreement is hereby deleted and replaced in its entirety with the following:

      "1.40 CPSI SOFTWARE means the "Adobe Software", as that term is defined in Paragraph 1.6 ("Adobe Software"), running on a specified architecture (hereinafter a "CPSI Platform") and from which Peerless develops (i) host-based OEM Customer Licensed Systems for distribution by an OEM Customer in accordance with the terms and conditions of a Peerless OEM Agreement, or by OEM Remarketer Customers in accordance with the terms and conditions of an OEM Remarketer Customer Agreement, or (ii) Peerless SDK(s) for use by an OEM Customer in developing host-based OEM Customer Licensed Systems for distribution by OEM Customer in accordance with the terms and conditions of a Peerless OEM Agreement, or by OEM Remarketer Customers in accordance with the terms and conditions of an OEM Remarketer Customer Agreement, and (iii) host-based Peerless-Branded Licensed Systems for distribution by Peerless under this Agreement or by Peerless Remarketer Customers in accordance with the terms and conditions of a Peerless Remarketer Customer Agreement. Any source code to the CPSI Software that Adobe may provide to Peerless shall be deemed to be "Adobe Core Source" unless clearly marked by Adobe otherwise."

2. All other terms and conditions of the Agreement shall remain in full force and effect.

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      IN WITNESS WHEREOF, each of Adobe and Peerless has executed this Amendment
No. 27 to the PostScript Software Development License and Sublicense Agreement by its duly authorized representatives.

Adobe:                                   Peerless:

ADOBE SYSTEMS INCORPORATED               PEERLESS SYSTEMS CORPORATION

By /s/ ROBERT E. SALERA                  By /s/ WILLIAM NEIL
   ------------------------------            ----------------------------

Print Name:  Robert E. Salera            Print Name:  William Neil

Title:  Senior Director                  Title:  VP Finance, CFO
        WW Operations Controller

Date:                                    Date:  December 1, 2005

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